UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 23, 2003

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	N/A
(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)
Clarendon House, Church Street, Hamilton		HM CX Bermuda
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

EXPLANATORY NOTE FOR FORM 8-K/A:

Our Form 8-K dated October 9, 2003, reported an Item 2 Disposition of Assets. We are now responding to Item 7, (b) "Pro Forma Financial Information" in this Form 8-K/A.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

Below is the pro forma unaudited consolidated balance sheet as at June 30, 2003 prepared according to Article 11 of Regulation S-X. Additionally, there is a summary of pro forma unaudited prior period income statements restated to reflect operations in the Czech Republic as discontinued. The income statement as at June 30, 2003 filed in our Form 10-Q on August 6, 2003, as amended by our Form 10-Q/A filed on August 6, 2003, reflected operations in the Czech Republic as discontinued, and is not attached.

We have sold our discontinued Czech operations for a total of $53.2m. After making the appropriate Group adjustments for disposal, there is a net gain on disposal on October 23, 2003 of $47.9m.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

CONSOLIDATED BALANCE SHEETS

(US$ millions)

(Pro forma, unaudited)

	As reported June 30, 2003 (Unaudited)	Discontinued Operations	Pro forma June 30, 2003 (Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents (Note 1).............................................................................................	$ 247.7	$ 14.7	$ 262.4
Restricted cash...................................................................................................................................	78.7	-	78.7
Accounts receivable......................................................................................................................	20.0	0.3	20.3
Program rights costs........................................................................................................................	11.5	-	11.5
Advances to affiliates........................................................................................................................	4.1	-	4.1
Asset held for sale...........................................................................................................................	5.6	(5.6)	-
Other short-term assets..................................................................................................................	4.1	-	4.1
Total current assets.......................................................................................................................	371.7	9.4	381.1
Loans to related parties....................................................................................................................	6.4	-	6.4
Investments in/advances to unconsolidated affiliates................................................................	21.0	(0.3)	20.7
Property, plant and equipment......................................................................................................	15.5	-	15.5
Program rights costs.......................................................................................................................	8.2	-	8.2
License costs and other intangibles..........................................................................................	2.4	-	2.4
Goodwill.........................................................................................................................................	23.5	-	23.5
Other assets (Note 2).....................................................................................................................	3.1	38.2	41.3
Total assets.....................................................................................................................................	$ 451.8	$ 47.3	$ 499.1

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

CONSOLIDATED BALANCE SHEETS (continued)

(US$ millions)

(Pro forma, unaudited)

	As reported June 30, 2003 (Unaudited)	Discontinued Operations	Pro forma June 30, 2003 (Unaudited)
LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable and accrued liabilities ......................................................................................	$ 38.1	$ (0.5)	$ 37.6
Duties and other taxes payable ...................................................................................................	18.3	-	18.3
Income taxes payable.......................................................................................................................	4.3	-	4.3
Current portion of credit facilities.................................................................................................	-	-	-
Current portion of obligations under capital leases.................................................................	0.1	-	0.1
$100,000,000 9 3/8% Senior Notes ..........................................................................................	83.5	-	83.5
Euro 71,581,961 8 1/8% Senior Notes......................................................................................	60.3	-	60.3
Investments payable.........................................................................................................................	1.3	-	1.3
Advances from related parties.......................................................................................................	1.5	(0.1)	1.4
Total current liabilities....................................................................................................................	207.4	(0.6)	206.8
NON-CURRENT LIABILITIES:
Long-term portion of credit facilities..........................................................................................	9.2	-	9.2
Long-term portion of obligations under capital leases...........................................................	0.7	-	0.7
$100,000,000 9 3/8% Senior Notes due 2004..........................................................................	-	-	-
Euro 71,581,961 8 1/8% Senior Notes due 2004.....................................................................	-	-	-
Other liabilities..................................................................................................................................	2.0	0.1	2.1
Total non-current liabilities...........................................................................................................	11.9	0.1	12.0
Minority interests in consolidated subsidiaries..........................................................................	0.5	-	0.5
SHAREHOLDERS' FUNDS:
Class A Common Stock, $0.08 par value: authorized: 100,000,000 shares at June 30, 2003 ; issued and outstanding : 9,261,884 at June 30, 2003..............................................................................................................................................	0.7	-	0.7
Class B Common Stock, $0.08 par value: authorized: 15,000,000 shares at June 30, 2003; issued and outstanding : 3,967,368 at June 30, 2003...............................................................................................................................................	0.3	-	0.3
Additional paid-in capital.................................................................................................................	367.0	-	367.0
Accumulated funds/(deficit) (Note 3)............................................................................................	(132.5)	47.8	(84.8)
Accumulated other comprehensive income/(loss).....................................................................	(3.5)	-	(3.5)
Total shareholders' funds/(deficit)...............................................................................................	232.0	47.8	279.7
Total liabilities and shareholders' funds.....................................................................................	$ 451.8	$ 47.3	$ 499.1

Notes to the pro forma unaudited consolidated balance sheet

The column labelled "Discontinued Operations" contains the amendments required to adjust our reported balance sheet as at June 30, 2003 for the disposal of the discontinued Czech Republic operations. These amendments consist of the balances contained in its balance sheet as consolidated at that date together with the following additional adjustments:

Note 1: the adjustment of $14.7 million includes the receipt of the first two payments of the sales proceeds amounting to $15.0 million net of a $0.3 million cash balance held in the discontinued Czech Republic operations.

Note 2: the adjustment of $38.2 million represents the balance of sales proceeds due.

Note 3: this adjustment reflect the total sales proceeds of $53.2 million less the appropriate Group adjustments for disposal, giving rise to a net gain on disposal of $47.8 million at June 30, 2003.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

SUMMARY OF PRIOR PERIOD RESULTS RESTATED TO REFLECT OPERATIONS IN THE CZECH REPUBLIC AS DISCONTINUED

(US $millions)

(Proforma, Unaudited)
	For the years ended December 31,
	2002	2001	2000	1999	1998
Net revenues............................................................................................................	$ 92.3	$ 71.4	$ 73.4	$ 76.0	$ 65.5
STATION EXPENSES:
Operating costs and expenses...........................................................................	35.8	35.3	35.6	36.3	34.8
Amortization of program rights............................................................................	20.2	12.8	16.0	25.4	14.7
Depreciation of station fixed assets and other intangibles............................	6.7	9.4	22.4	14.2	9.8
Total station operating costs and expenses....................................................	62.7	57.5	74.0	75.9	59.3
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES.............................	12.3	19.8	15.5	15.5	14.9
CORPORATE EXPENSES:
Corporate operating costs..........................................................................	11.2	8.4	8.3	16.5	22.4
Stock based employee compensation.....................................................	3.7	-	-	-	-
Amortization of goodwill................................................................................	-	1.7	1.7	2.8	3.7
Restructuring charge.....................................................................................	-	-	-	-	2.5
Operating income/(loss)...................................................................................
	2.4	(16.0)	(26.1)	(34.7)	(37.3)
Loss on write down of investment...................................................................	(2.7)	-	-	-	-
Equity in income/(loss) of unconsolidated affiliates......................................	2.9	7.1	(0.5)	(11.0)	(3.4)
Net interest and other expense.........................................................................	(14.7)	(19.3)	(17.6)	(6.7)	(17.8)
Change in fair value of derivative.....................................................................	1.1	(1.6)	-	-	-
Gain on sale of subsidiaries..............................................................................	-	1.8	-	-	-
Foreign currency exchange (loss)/gain, net......................................................	(10.2)	1.6	(2.2)	13.5	(7.6)
Gain on sale of investment................................................................................	-	-	17.2	25.9	-
Income/(loss) before provision for income taxes, minority interest and discontinued operations..................................................................................	(21.2)	(26.4)	(29.2)	(13.0)	(66.1)
Provision for income taxes..................................................................................	(3.5)	(1.0)	(0.3)	(0.4)	(0.5)
Minority interest in (income)/loss of consolidated subsidiaries....................	(0.6)	2.2	(0.1)	-	0.2
Net income/(loss) from continuing operations..............................................
	(25.3)	(25.2)	(29.6)	(13.4)	(66.4)
Discontinued operations:
Gain/(loss) from discontinued operations (Czech Republic).........................	11.1	0.4	(7.9)	(69.7)	22.9
Gain/(loss) from discontinued operations (Other)...........................................	-	2.7	-	(6.8)	(81.8)
Net income/(loss)...............................................................................................	$ (14.2)	$ (22.1)	$ (37.5)	$ (89.9)	$ (125.3)

(c) Exhibits

None

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

Date: October 23, 2003	/s/ Wallace Macmillan
Wallace Macmillan Vice President - Finance (Principal Financial Officer and Duly Authorized Officer)